UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2014

WRIT MEDIA GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	7812	56-2646829
(State or jurisdiction of	(Primary Standard	(I.R.S. Employer
Classification Code Number)	Industrial incorporation)	Identification No.)

8200 Wilshire Blvd. #200, Beverly Hills, California, 90211, 310-461-3737
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Certificate of Incorporation

On January 22, 2014, the Board of Directors of the corporation authorized, and a majority of the voting interest of the corporation approved, an amendment to the corporation’s Certificate of Incorporation (the corporation’s charter document, equivalent to the Articles of Incorporation) wherein the name of the corporation is changed to:

WRIT MEDIA GROUP, INC.

The amendment changing the name was filed with the State of Delaware’s Division of Corporations on, and was therefore effective as of, January 24, 2014.

The market effectiveness of the new name is set at February 4, 2014, pending FINRA review.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 22, 2014, pursuant to Article II Section 9 of the bylaws of the corporation, and pursuant to 8 Del code sec 228(a), shareholders representing a majority of the outstanding voting interest entitled to vote at a meeting of shareholders, did vote in lieu of such a meeting, to consent to, and approve of, (i) the name change of the corporation to WRIT MEDIA GROUP, INC., and (ii) a reverse split of its issued and outstanding shares of Common Stock, as resolved by the Board of Directors in a Written Consent to Action Without Meeting of Writers’ Group Film Corp. dated January 22, 2014. The text of the Board’s Resolution, which was adopted and approved in its entirety by the majority voting interest, states:

RESOLVED, that the Company authorize and enact the following two corporate actions:

1.) A change in the Company’s name to: WRIT MEDIA GROUP, INC. (the “Name Change”), and

2.) a 1 for 1,000 reverse split of the Company’s shares of Common Stock (the “Reverse Stock Split”); and be it further

RESOLVED, that the effective date and time of the Name Change be Tuesday, February 4, 2014 at 7:00 a.m. ET; and be it further

RESOLVED, that the record date and time of the Reverse Stock Split be Monday, February 3, 2014 at 6:00 p.m. ET; and be it further

RESOLVED, that both the effective date and time, and payable date and time, of the Reverse Stock Split be Tuesday, February 4, 2014 at 7:00 a.m. ET; and be it further

RESOLVED, that if, as a result of the Reverse Stock Split, any shareholder holds a non-whole number of shares, that the shareholder be issued an additional fraction of a share sufficient to increase the number of shares held by the shareholder to the next whole number of shares; and be it further

RESOLVED, that the Company’s secretary send a conformed copy of this resolution to the Company’s transfer agent, Signature Stock Transfer, Inc.; and be it further

RESOLVED, that the directors of this Company are empowered and directed, in the name of and on behalf of the Company, to execute and sign this Resolution; and the officers and directors of the Company are empowered and directed in the name and on behalf of the Company to execute and deliver all documents, to make all payments, and to perform and otherwise act as necessary to carry out the purposes and intent of this Resolution, and all such acts and doings of the officers of the Company consistent with the purpose of this Resolution are hereby authorized, approved, ratified and confirmed in all respects.

Item 9.01 Financial Statements and Exhibits

Exhibit 3.1	File-stamped amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIT MEDIA GROUP, INC.

Date: February 3, 2014	By:	/s/ Eric Mitchell
Eric Mitchell
President